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                               LEASE AGREEMENT                  Exhibit 10.22

                      THIS AGREEMENT, made this 12 day of May 1997, between
                 Coyote Sports, Inc., hereinafter known as "Tenant," and Accent Properties as agent for and, hereinafter known as ("Owner").

s/GE                              WITNESSETH

                 Owner hereby does rent until Tenant the premises known and described as Apartment No. A On the Floor of the building known as 2291 Arapahoe Located at Boulder, CO 80302

                 TO HAVE AND TO HOLD the same from the 1 Day of June, 1997, to the 1 Day of June, 1998. Tenant agrees to pay to Owner as rental for said premises the sum of Eight Thousand Six Hundred Forty Dollars ($8,640.00) payable in advance in equal monthly installments of $720.00, on the 1st day of each and every calendar month during the term, as hereinbefore set forth in this Lease Agreement. If the term shall commence upon a day other than the calendar day of the month, then Tenant shall pay upon the commencement date a pro rata portion of the monthly rent as above provided so that all future rental payments will be due on the 1st Day of every month. It is also understood and agreed that a delinquency charge may be assessed by Owner on rents not paid in full when due as follows:

                 RENTS(OR ANY PORTION THEREOF) RECEIVED AFTER 5PM ON THE 5TH - $10 PER DAY CHARGED FROM THE 1ST. EXAMPLE: PAID ON THE 9TH - $90. It is also understood and agreed that in the event Resident pays his rent by check and same is not cashed and paid by the bank when presented, for whatever reason, Resident shall pay, in addition to any late charges and in addition to the rent, a charge for each occurrence in the amount of $20.

                 This lease is subject to the following terms and conditions to which Owner and Tenant specifically agree.

                      1.  Tenant agrees to notify Owner in writing of its
                 intention to vacate said premises at least thirty (30) days
Notice to        prior to the termination of the tenancy.
Vacate-
Holdover:                 In the event Tenant holds over the leased premises
                 after the term of the tenancy specified herein, said holdover shall be deemed a month-to-month tenancy, and Tenant shall be liable for the monthly rental as specified herein for each month that said premises is held over by Tenant.

                          Owner shall be entitled to terminate the tenancy
                 provided for in this lease without cause upon notice as required by law.

Security              2.  The Tenant concurrently with the execution of the
Deposit: Agreement has deposited with the Owner and will keep on deposit during the term of this Agreement, the sum of Seven Hundred Twenty Dollars ($ 720.00). The receipt of which is hereby acknowledged, which sum shall be retained by Owner as security for the payment by Tenant of the rent herein agreed to be paid and for the Faithful performance of all terms, conditions, and covenants of this Agreement. If, at any time, during the term of this Agreement, the Tenant shall be in default in the performance of any of the provisions of this Agreement, Owner shall have the right to use said deposit, or so much thereof as is necessary, in payment of any rental in default, as aforesaid, and in payment of any damages incurred by Owner by reason of said default of Tenant. In the event that said deposit which shall be paid over and held by Owner, shall not be utilized as aforesaid, then said deposit shall be refunded to Tenant without interest, upon the full performance of this Agreement by Tenant.


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                 Said security deposit shall be held by owner as security
                 against damage to the property of Owner (normal wear and tear excepted), as defined on Exhibit "A" hereto attached; Tenant vacating the premises prior to the termination of the tenancy; Tenant vacating said premises without providing proper notice in accordance with paragraph 1 of this Agreement; and the cost of cleaning the apartment after Tenant vacated same - said cleaning being hereby specifically contracted for by Tenant, charges more expressly defined and hereby agreed as reasonable, on Exhibit "A" hereto attached.

                 It is agreed by Tenant and Owner, that, if all covenants set forth in this Agreement have been complied with and owner has not sustained any damage to his property, nor is required to clean said apartment, and further provided, that all provisions relative to a notification to vacate are complied with by
                 Tenant, Owner shall refund said deposit to Tenant. However, if
                 Tenant defaults in the performance of any of the terms hereof and/or damages any of Owner's property, vacated the apartment prior to termination of the lease term, vacates the apartment without tendering proper notice as provided in paragraph 1, leaves the apartment in a condition which requires Owner to clean same, Owner shall have the right to permanently retain and apply so much of the subject deposit as to compensate Owner for damages sustained by Owner, whether said damages be the cost of repair, replacement, and/or cleaning of said apartment, or the loss of rental due to improper termination of the lease term, or vacation by Tenant and/or failure by Tenant to provide proper notice. If any balance remains thereafter, Owner shall return same to Tenant. The security deposit due Tenant, if any, will be refunded by check mailed, certified mailing, to the forwarding address of the Tenant and make payable to a person signing this Agreement, but said refund, if any, or any notice required by law, will not be made earlier than fourteen (14)
                 days not later than sixty (60) days from the date of the
                 termination of the lease Agreement. Any refunds of security deposits cannot be obtained at the office of Owner. If the deposit retained by Owner is insufficient to compensate Owner for damages and/or losses, as previously set forth, Owner shall be entitled to collect additional compensation from Tenant.
                 This provision shall not limit Owner's equitable or legal
Term-            rights and is in addition to all other rights owner may have
Minimum          for Tenant's breach of the terms of the Agreement.
Term
Service               3.  In the event Tenant terminates this lease prior to
Charge           ninety (90) days from the date of commencement of the term of this lease, Tenant agrees to pay Owner a service and administrative charge of Twenty-five ($25.00) dollars upon such termination. Said charge shall not be payable in the event that Owner terminates prior to said 90-day period unless said termination is due to the default of Tenant. Said charge may be retained by Owner out the security deposit made by Tenant.

                      4.  Tenant agrees to abide by all rules and regulations
                 posted upon the premises or within the building or given by written notice from Owner to Tenant, as Owner may make, from time to time, for (a) the protection of the building; (b) usage
Tenant           of the laundry room, clubhouse, swimming pool or to other
Covenants        facilities available for all the Tenants alike and, (c) the general welfare of all Tenants alike which in Owner's judgment may be necessary for the safety and cleanliness and for the preservation of good order in the building.

                      5. The Tenant, in consideration of the renting of said premises and the rental rate as herein provided, covenants and agrees as follow: to comply with all regulations now or hereafter made for no purpose prohibited by the laws of the United States or the State of Colorado or by the ordinances of any municipality or City wherein the premises lie; to comply in all respects with any insurance policies now upon or covering said premises or which may hereafter be put upon the same and not to permit anything to be done at or within the rented premises which shall vitiate or increase the current rate of insurance thereupon or upon property kept therein; not to commit, permit or suffer any objectionable, disorderly conduct, unreasonable noise or nuisance whatever about the premises on his part, his family members, guest, servants or employees or commit, permit or suffer anything to be done by any of them that will unreasonable disturb or interfere with the rights, comforts or convenience of other tenants; to keep or have no roomers or boarders or guests unless the written approval of the Owner is given; to keep no animals in said

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                 premises without prior written consent of Owner; to keep the premises in good, clean and sanitary condition and not to obstruct, place or permit to be placed, any dirt, rubbish or thing in any of the plumbing fixtures, hallways or stairways of said building; to change all light bulbs whenever same is required; to place no additional locks upon any door of the building or to take off any doors except with the consent of the Owner; not to sublet the premises or any part thereof or to transfer or assign this lease without the written consent of the Owner.

                          Tenant further covenants and agrees; that Tenant has
                 examined the premises and the furnishings therein, as itemized on Exhibit "A" attached hereto and made a part of the
                 Agreement, and is satisfied with the physical condition and, by taking possession, admits the receipt of them in good order and repair except as otherwise specified in writing; that no
                 representation as to condition or repair has been made except as is contained in this agreement and that no promise to
                 decorate, alter, repair or improve the premises has been made except such as is contained in this Agreement; to drive no nails or screws or their equivalent into the walls, ceilings or woodwork in said premises; in the event the premises contain a patio or a balcony, not to put any roof or covering thereon or to make any alterations to said patio or balcony except with the written consent of Owner; to be responsible for the
                 watering and care of such plants, if any, that Owner may plant within the patio area except for above ground potted plants;
                 not to permit or plant any plants in the patio except such plants as have been planted by Owner; not to attach or hang from the exterior of the premises or the building of which the premises are a part, any radio or television antenna, to be responsible and liable for any injury or damage done to the rented premises or the building in which the same are located, by Tenant, his employees or any occupant or other person whom
                 Tenant permits to be in or about the premises; to pay the
                 expense of replacing all glass broken and replacing all keys lost or broken and maintain the premises and furnishings in good condition, order and repair as the same are in at the commencement of the term, ordinary wear and tear and damage by fire or other casualty excepted, and permit no waste of the rented premises or allow the same to be done, but shall take good care of the same; to allow Owner, an employee or agent of
                 Owner to enter said apartment at any reasonable time to make repairs, inspect or show the premises to persons wishing to rent or purchase same; the Owner or its agents or employees may enter the same by use of a master key or forcibly without being liable for damages thereof, and without affecting the
                 obligations of Tenant thereunder.
Tenant's
Rights:               6.  Tenant shall have a right to peaceable possession of
                 the subject premises and reasonable access thereto. Tenant shall have a right to possession of the premises upon
                 commencement of the lease term specified in this Lease
                 Agreement and thereafter, upon Tenant's compliance with the terms of the lease Agreement, shall have a right to exclusive possession of said premises during the term of the leasehold.
                 Tenant shall have a right to use the leased premises for all intended purposes and in accordance with the laws of the United
                 States, the State of Colorado and any local municipality, and
                 Tenant shall have a right to so use the common facilities, if any, applicable to the leased premises.
Public
Utilities:            7.  Tenant further agrees to contact Public Service
                 Company for his electric service within three (3) days from date of occupancy and agrees to pay promptly for all
                 electricity which is supplied to Tenant on the demised
                 premises; that Tenant shall not hold Owner liable for any claim of damages or rebate or charge of any kind whatsoever in the case of the interruption of the supply of heat, water or any other service furnished to Tenant occasioned by accident,
                 failure of supply or any other reason unless caused by the affirmative negligence or intentional act of Owner. The
                 obligation of Tenant to pay the rent specified in this
                 Agreement and perform all of the other covenants of Tenant thereunder shall not be affected, impaired, or excused because
                 Owner is unable to supply or is delayed in supplying any
                 service, including water, heat, repairs, alterations, additions etc., expressly or impliedly to be supplied or made by Owner, if Owner is delayed or prevented from doing so by causes
Tenant's         beyond the control of Owner.
Waiver
                      8. In consideration of the leasing of these premises by
                 Tenant and in further consideration of Owner permitting Tenant, subject to Tenant's compliance with all promulgated rules and regulations, the right of usage,

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                 to Tenant or members of his household resulting form any cause whatsoever arising out of their usage of such swimming pool, clubhouse or other facilities.

                          Tenant shall neither hold nor attempt to hold Owner,
                 its agents or its servants, liable for any injury or damage to persons or property either proximate or remote no matter how occasioned on account of any defect in the building premises on account of flooding or fire or any injury or damage arising from the acts of the owners or occupants of adjoining property or for any injury or damage from the negligence of the Owner, or agents or employees of the Owner and Tenant, or from the acts of other Tenants in the said building, including, but not by way of limitation, the loss of property stored in the storage space provided for Tenant, or injury to persons or loss of property in the laundry room or either losses sustained on the premises and the said Tenant hereby waives any and all claims for damages which may be suffered thereby.

Failure to            9.  If for any reason the said demised premises shall not
Give Pos-        be ready for occupancy or available on the date specified
session:         herein for the commencement of the term of this Agreement, or within twenty (20) days thereafter, the Agreement shall,
                 nevertheless, continue in all respects in full force and effect and Tenant shall have no right to rescind, cancel or terminate the same and Owner shall not be liable for damages, other than to the extent of the abatement of rent from the date of the commencement of this Agreement to the date of possession to
                 Tenant on the rental basis.
Remedies
Of Owner:             10.  Upon Tenant's failure to pay any installment of rent
                 or any part thereof when due, or if Tenant shall violate any of the terms, provisions or promises of the Agreement, Owner shall have the right to re-enter and repossesses the apartment,
                 without notice of any kind and exclude Tenant therefrom without terminating this Lease Agreement. Owner may thereupon remove and store, at the expense of Tenant, all Tenant's personal effects and property found in or around the apartment. In the event of the seizure of furniture or other movable effects from the apartment belonging to Tenant, Tenant agrees that in order to satisfy any unpaid account owing by Tenant to owner, Owner shall have the right to sell any of the effects seized from the apartment, by judicial or conventional sale, and at either public or private sale, all at Owner's option, and the Tenant waives the benefit of appraisement. In the event Owner elects to re-enter and repossess the apartment pursuant to this
                 provision, it is hereby specifically agreed that such re-entry and repossession by Owner will not serve as termination of this
                 Lease Agreement nor as a release by Owner of Tenant's duty to pay the agreed-upon rental for the unexpired portion of the lease term provided for herein; and in the event of such re-
                 entry and repossession by Owner, all rights of Tenant as a resident shall terminate, but Tenant shall remain liable for the rent herein specified during the remaining term of this
                 Agreement plus Owner's cost of repossessing the apartment, including a reasonable attorney's fee in the amount of Two
                 Hundred Dollars ($200.00), court costs, and all other
                 expenditures incurred by Owner as a result of Tenant's default.
                 In the event Owner is required to defend itself in any action brought by Tenant arising out of this Agreement, Owner shall be entitled to claim against Tenant all costs incurred in such defense including reasonable attorney's fees in an amount of not less than Two Hundred Dollars ($200.00); and in the event
                 Owner is successful in its defense against Tenant and is found to be without fault in the contested matter, Tenant agrees to pay to Owner said costs and attorney fees. The failure on the part of Owner to re-enter and repossess the apartment, or to exercise any of its rights thereunder upon default, shall not preclude Owner from the exercise of any such right during the continuance of such default or upon any subsequent default.
                 Acceptance of past-due rent will in no way act as a waiver of
                 Owner's right to terminate this Lease Agreement for non-payment of rent when due, and no notice or demand shall be required for the enforcement thereof. It is understood and agreed that the mention in this Lease Agreement of any particular remedy shall no preclude Owner from any other remedy, in law or in equity.
Tenant's
Representation        11.  In the event Tenant makes any misrepresentation in
                 entering the demised premises, either on the application which he is required to fill out and which is a condition to effectuating its Agreement or otherwise, Owner may treat the same as a violation of a covenant of this Agreement and the remedies, as provided herein for any violation and any other remedies provided by law, shall become and are applicable.

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Owner's               12.  Owner or Owner's agents have made no representations
Representation   or promises with respect to the said building or the land which it is erected, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Agreement. The taking possession of the premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts same "as is" and that said premises and the building of which the same form a part where in good and satisfactory condition at the time such possession was so taken.

Owner's               13.  Owner shall at all times have the right to distrain
Lien:            for rent due, and at all times shall retain a valid and first lien upon all of the property of the Tenant in or about said apartment, as security for the payment of all rent herein
                 reserved and no furniture contained in said apartment shall be removed by Tenant without first obtaining from Owner, or the person in charge of said building, a permit therefor. Nothing herein contained shall in any manner be held to restrict or abridge any remedy otherwise given by law for the collection of said rent, or for the recovery of the possession of said
                 apartment.
Joint and
Several               14.  It is understood and agreed that each party signing
Liability:       this Lease Agreement as Tenant is liable for the full amount of the rent provided herein. The obligation of the Tenant's is joint and several.

Subordination:        15.  This Agreement is subject and subordinate to all
                 ground or underlying leases and mortgages and/or deed of trust and other security instruments executed by owner, or any of its officers and directors, which may now or hereafter affect the real property whereon the apartment and the apartment buildings are situated.

Severability:         16.  The construction, validity and effect of this
                 Agreement shall be governed by the laws of the State of Colorado. Any provision of this Agreement prohibited by such laws shall be ineffective to the extent of such prohibition without invalidating the remaining provisions thereof.

Waiver-               17.  None of the provisions of the terms set forth in this
Alteration       lease Agreement shall be deemed waived unless such waiver be in writing and signed by the parties hereto. Any alterations of the provisions or terms set forth in this Lease Agreement shall be set forth in writing and signed by the parties hereto.

Successors:           18.  The promises, agreements, covenants and conditions
                 contained in this Agreement shall bind and inure to the benefit of Owner and Tenant and their respective executors, administrators, successors, and, except as otherwise provided in this Agreement, their assigns.

                      19.   Repairs under $50.00 are to be paid by the Tenant.

                      20.   No Pets.

                 IN WITNESS WHEREOF, the said Owner and Tenant hereunto cause their respective names to be subscribed the day and year first above mentioned.

                  /s/
                 ------------------------------     ---------------------------


                                                     /s/
                 ------------------------------     ---------------------------
                 AGENT FOR OWNER                      TENANT


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